UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-09261
                                  ---------------------------------
        Foxby Corp.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Thomas B. Winmill, President
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-344-6310
                                                   ----------------

Date of fiscal year end:  12/31/03
                        ------------------
Date of reporting period:  1/1/03 - 12/31/03
                         ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

Item 1. Report to Shareholders


FOXBY
CORP.
--------------------------------------------------------------------------------

ANNUAL REPORT
December 31, 2003


Independent Public Accountant           American Stock
Tait, Weller & Baker                    Exchange Symbol:


                                        FXX
11 Hanover Square
New York, NY 10005

Tel 1-800-278-4353

www.foxbycorp.com



                                                            American Stock
FOXBY CORP.                                                 Exchange Symbol: FXX
--------------------------------------------------------------------------------
11 Hanover Square, New York, NY 10005
www.foxbycorp.com
                                                                February 9, 2004

Fellow Shareholders:

     It is a pleasure to submit this 2003 Annual Report for Foxby Corp., and to welcome our new shareholders who find the Fund's flexible total return investment approach attractive.

     As announced previously, shareholders voted to approve changing the Fund's fundamental investment objective to make it a non-fundamental policy of seeking total return. As a non-diversified, closed-end fund seeking total return, the Fund now will exercise a flexible strategy in the selection of securities, and will not be limited by the issuer's location, size, or market capitalization. The Fund may invest in equity and fixed income securities of both new and seasoned U.S.and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as "leveraging," and may invest defensively in short term, liquid, high grade securities and money market instruments.

                            Market Review and Outlook

     2003 was a year of relative stability in the markets. Interestingly, on four days in 2002 the percentage gain or loss was large enough to rank among the top 20 largest moves of the S&P 500 Index, according to The Wall Street Journal (when the index declined 22.09%). By contrast, no day in 2003 showed a percentage move large enough to make it into the top 20 (when the index gained 28.67%). In contrast, with its primarily large cap, technology holdings in combination with its flexible investment techniques, including the use of short S&P 500 futures positions to mute expected volatility, the Fund obtained a positive total return on a market basis of 15.94% in 2003 and 6.18% on a net asset value basis.

     During 2003, the Federal Reserve lowered its target rate to 1.00%, leading to a general recovery in many sectors of the economy, and stimulated not only the home refinancing boom, but also improved corporate spending. Gross domestic product, a broad measure of the economy's overall output, increased at an annual rate of 8.2% during the third quarter - the strongest growth in more than 19 years. These factors, together with productivity gains and improvements in corporate profits, paved the way for solid returns on equities during the year. Given these financial currents, Foxby Corp. continued to implement its strategy of maintaining a focused allocation in high quality companies with solid financial strength and growth prospects, and employed futures on a periodic basis reflecting a market timing strategy.

     Looking ahead, we note that in January factory activity in the U.S.rose for the eighth month in a row, accompanied by the biggest increase in prices since March 2000, according to the Institute for Supply Management. The market's prior concerns with deflation and economic weakness seem addressed by the Fed with its massive injection of monetary liquidity and the Bush administration's fiscal stimulus and numerous proposals to boost consumer confidence and consumption. Nevertheless, we remain concerned with the proposed $2.4 trillion budget and estimated record budget deficit of $521 billion, up from $375 bil-


lion last year - not including costs of occupying Iraq and other items - and projected $1.35 trillion in deficit spending over the next five years.

     In these changing economic conditions, the Fund's flexibility to invest in large or small capitalization companies, U.S. or foreign, and in many kinds of securities, gives it the advantage of being able to consider participating in an investment in whatever form it may take to achieve an attractive total return.

                    Purchase Shares at an Attractive Discount

     The Fund's current net asset value per share is $2.82.With a recent closing on the American Stock Exchange of $2.47 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. An affiliate of the investment manager owns 125,100 shares of the Fund, reflecting management's optimism about the Fund going forward. If you have a question, please call toll-free 1-800-278-4353 and an Investor Service Representative will be happy to assist you, as always, without any obligation on your part. We appreciate your support and look forward to serving your investment needs in the years ahead.

                                        Sincerely,


                                        /s/ Thomas B. Winmill
                                        Thomas B. Winmill
                                        President

--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS

                          Comprise 38% of Total Assets

1.   E*TRADE Financial Corp.

2.   Cisco Systems, Inc.

3.   Intel Corp.

4.   SunGard Data Systems Inc.

5.   MetroGAS S.A.

6.   Liberty Media Corp.

7.   Solectron Corp.

8.   HCA Inc.

9.   Pfizer Inc.

10.  Hewlett-Packard Company

                                        2                            FOXBY CORP.

              Schedule of Portfolio Investments - December 31, 2003

 Shares                                                             Market Value
---------                                                           ------------
           COMMON STOCKS (98.60%)
           Bakery Products (2.11%)
   15,000  Tasty Baking Company..................................   $    151,650
                                                                    ------------
           Cable & Other Pay Television Services (1.58%)
    3,461  Comcast Corp./(2)/....................................        113,763
                                                                    ------------
           Computer & Office Equipment (4.43%)
    9,800  Hewlett-Packard Company...............................        225,106
    1,000  International Business Machines Corp..................         92,680
                                                                    ------------
                                                                         317,786
                                                                    ------------
           Computer Communications Equipment (4.50%)
   13,300  Cisco Systems, Inc./(2)/..............................        323,057
                                                                    ------------
           Electronic Computers (3.85%)
    5,000  Dell Computer Corp./(2)/..............................        169,800
   23,700  Sun Microsystems, Inc./(2)/...........................        106,413
                                                                    ------------
                                                                         276,213
                                                                    ------------
           Federal & Federally-Sponsored Credit Agencies (2.93%)
    2,800  Fannie Mae............................................        210,168
                                                                    ------------
           Miscellaneous Business Credit Institution (1.53%)
    8,900  ePlus inc./(2)/.......................................        109,746
                                                                    ------------
           Miscellaneous Business Services (2.95%)
   75,000  Safety Intelligence Systems Corp./(1)(2)/.............        212,145
                                                                    ------------
           Natural Gas Distribution (3.94%)
   43,900  MetroGAS S.A./(2)/....................................        282,716
                                                                    ------------
           Natural Gas Transmission (3.13%)
   27,400  El Paso Corp. ........................................        224,406
                                                                    ------------
           Pharmaceutical Preparations (3.15%)
    6,400  Pfizer Inc............................................        226,112
                                                                    ------------
           Precious Metals & Resources (1.33%)
  127,500  Kenor ASA/(2)/........................................         95,441
                                                                    ------------
           Printed Circuit Boards (3.19%)
   38,700  Solectron Corp./(2)/..................................        228,717
                                                                    ------------

                                 See accompanying notes to financial statements.

FOXBY CORP.                             3

              Schedule of Portfolio Investments - December 31, 2003

 Shares                                                             Market Value
---------                                                           ------------
           COMMON STOCKS (continued)
           Radio & TVBroadcasting & Communications
            Equipment (9.75%)
   13,100  Motorola, Inc.........................................   $    184,317
    8,500  Nokia Oyj ADR.........................................        144,500
    6,800  NTT DoCoMo, Inc.......................................        155,720
    4,000  QUALCOMM Inc..........................................        215,720
                                                                    ------------
                                                                         700,257
                                                                    ------------
           Retail-Shoe Stores (1.84%)
    4,400  The Finish Line, Inc. Class A/(2)/....................        131,868
                                                                    ------------
           Savings Institutions, Not Federally Chartered (2.57%)
    4,600  Washington Mutual, Inc................................        184,552
                                                                    ------------
           Scales and Balances,exc. Laboratory (2.54%)
   22,282  Bonso Electronics International Inc...................        182,712
                                                                    ------------
           Security Brokers,Dealers & Flotation Companies (7.39%)
   30,000  E*TRADE Financial Corp./(2)/...........................       379,500
    5,000  Interactive Data Corp./(2)/............................        82,800
    5,300  Maxcor Financial Group Inc............................         68,577
                                                                    ------------
                                                                         530,877
                                                                    ------------
           Semiconductors & Related Devices (4.48%)
   10,000  Intel Corp............................................        322,000
                                                                    ------------
           Services-Computer Processing & Data Preparation (7.09%)
    5,300  Automatic Data Processing, Inc........................        209,933
   10,800  SunGard Data Systems Inc./(2)/........................        299,268
                                                                    ------------
                                                                         509,201
                                                                    ------------
           Services-Educational Services (1.70%)
    1,800  Apollo Group, Inc./(2)/...............................        122,400
                                                                    ------------
           Services-General Medical & Surgical Hospitals (3.17%)
    5,300  HCA Inc...............................................        227,688
                                                                    ------------
           Services-Motion Picture & Video Tape Production (3.31%)
   20,000  Liberty Media Corp./(2)/..............................        237,800
                                                                    ------------
           Services-Prepackaged Software (3.87%)
    5,200  Sybase, Inc./(2)/.....................................        107,016
    4,600  VERITAS Software Corp./(2)/...........................        170,936
                                                                    ------------
                                                                         277,952
                                                                    ------------

See accompanying notes to financial statements.

                                        4                            FOXBY CORP.

              Schedule of Portfolio Investments - December 31,2003

 Shares                                                             Market Value
---------                                                           ------------
           COMMON STOCKS (continued)
           Special Trade Contractors (1.26%)
    5,000  Matrix Service Company/(2)/...........................   $     90,750
                                                                    ------------
           Telephone & Telegraph Apparatus (5.23%)
    5,500  France Telecom SAADR..................................        157,245
   14,300  Level 3 Communications, Inc./(2)/.....................         81,510
    3,700  UTStarcom, Inc./(2)/..................................        137,159
                                                                    ------------
                                                                         375,914
                                                                    ------------
           Telephone Communications (4.15%)
    4,100  IDT Corp./(2)/........................................         90,815
   12,600  Sprint Corp-Fon Group.................................        206,892
                                                                    ------------
                                                                         297,707
                                                                    ------------
           Wholesale-Beer, Wine & Distilled Alcoholic
            Beverages (1.63%)
    3,700  Central European Distribution Corp./(2)/..............        116,920
                                                                    ------------
              Total Common Stocks (cost: $5,328,108).............      7,080,518
                                                                    ------------


Par Value  SHORT TERM INVESTMENTS (1.40%)
---------
 $100,393  Repurchase Agreement with State Street Bank & Trust,
           0.10%, due 1/02/04 (collateralized by U.S. Treasury
            Notes)...............................................        100,393
                                                                    ------------
              Total Short Term Investments (cost:$100,393).......        100,393
                                                                    ------------
                 Total Investments (cost:$5,428,501) (100.00%)...   $  7,180,911
                                                                    ============

           /(1)/ Security is not publicly traded.
           /(2)/ Non-income producing security.

                                 See accompanying notes to financial statements.

FOXBY CORP.                             5

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

ASSETS:
   Investments at market value
   (cost:$5,428,501) (Note 2)..................................   $  7,180,911
   Dividend receivable.........................................          3,147
   Other assets................................................          1,934
                                                                  ------------
      Total assets.............................................      7,185,992
                                                                  ------------
LIABILITIES:
   Accrued expenses............................................         29,133
   Accrued management fees (Note 4)............................          5,870
                                                                  ------------
      Total liabilities........................................         35,003
                                                                  ------------
NET ASSETS: (applicable to 2,602,847 shares
 outstanding: 500,000,000 shares of $.01
 par value authorized).........................................   $  7,150,989
                                                                  ============
NET ASSET VALUE PER SHARE
   ($7,150,989/2,602,847 shares outstanding)...................   $       2.75
                                                                  ============
At December 31, 2003, net assets consisted of:
   Paid-in capital.............................................   $ 23,560,481
   Net unrealized appreciation on investments..................      1,752,410
   Accumulated net realized loss on investments and futures....    (18,161,902)
                                                                  ------------
                                                                  $  7,150,989
                                                                  ============
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME:
   Dividends...................................................   $     29,162
   Interests...................................................          3,065
                                                                  ------------
      Total investment income..................................         32,227
                                                                  ------------
EXPENSES:
   Professional (Note 4).......................................         76,093
   Investment management (Note 4)..............................         67,731
   Printing....................................................         56,250
   Transfer agent..............................................         44,014
   Registration (Note 4).......................................         25,308
   Directors...................................................         13,125
   Custodian...................................................          3,650
   Other.......................................................         10,901
                                                                  ------------
      Total expenses...........................................        297,072
                                                                  ------------
         Net investment loss...................................       (264,845)
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
   Net realized gain on investments............................         88,319
   Net realized loss from futures transactions.................     (1,331,563)
   Unrealized appreciation on investments during the period....      1,927,762
                                                                  ------------
   Net realized and unrealized gain on investments.............        684,518
                                                                  ------------
   Net increase in net assets resulting from operations........   $    419,673
                                                                  ============

                                 See accompanying notes to financial statements.

FOXBY CORP                              6

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended December 31, 2003, Nine Months Ended December 31, 2002, and Year Ended March 31, 2002

                                                                              Year       Nine Months       Year
                                                                             Ended         Ended          Ended
                                                                           12/31/03       12/31/02       3/31/02
                                                                         ------------   ------------   ------------
OPERATIONS:
   Net investment loss................................................   $   (264,845)  $   (114,519)  $   (221,933)
   Net realized gain (loss) on:
      Investment transactions.........................................         88,319     (4,465,721)    (1,624,953)
      Futures transactions............................................     (1,331,563)            --             --
      Options contracts expired or closed.............................             --        185,076        172,850
   Change in unrealized appreciation on investments and options.......      1,927,762      2,623,576      1,023,187
                                                                         ------------   ------------   ------------
   Net increase (decrease) in net assets resulting from operations....        419,673     (1,771,588)      (650,849)
DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gains ($0.00, $0.00 and $0.26 per share,
    respectively).....................................................             --             --       (663,137)
                                                                         ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Increase in net assets resulting from reinvestment of distribution
    (23,964 shares)...................................................             --             --         81,842
                                                                         ------------   ------------   ------------
      Total change in net assets......................................        419,673     (1,771,588)    (1,232,144)

NET ASSETS:
   Beginning of period................................................      6,731,316      8,502,904      9,735,048
                                                                         ------------   ------------   ------------
   End of period......................................................   $  7,150,989   $  6,731,316   $  8,502,904
                                                                         ============   ============   ============

                                 See accompanying notes to financial statements.

FOXBY CORP.                             7

                          Notes to Financial Statements

(1) Foxby Corp., formerly Internet Growth Fund, Inc.(the "Fund"), was incorporated under the laws of the state of Maryland on August 24, 1998 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on October 29, 1999. On December 11, 2002, the Board of Directors of the Fund approved a change in the fiscal year end to December 31.

(2) The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities denominated in foreign currencies are translated into U.S.dollars at prevailing exchange rates. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by or under the direction of the Board of Directors. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3) It is the Fund's current intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required. At December 31, 2003, the Fund had a capital loss carryforward of approximately $18,104,700 of which $10,509,500 expires in 2009, $6,757,800 expires in 2010, and $837,400 expires in 2011. The tax character of distributions paid in the year ended March 31, 2002 was $663,137 as distributions paid from ordinary income.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward            $  (18,104,670)
Unrealized appreciation                   1,752,410
                                     --------------
                                     $  (16,352,260)
                                     ==============

(4) Effective July 12, 2002, the Fund retained CEF Advisers, Inc. as its Investment Manager. Previously, LCM Capital Management, Inc. ("LCM") was the manager. Under the terms of the Investment Management Agreement, the Fund pays the Investment Manager a fee for its services at the annual rate of 1.00% of the Fund's average daily net assets. The fee is accrued each calendar day and the sum of the

                                        8                            FOXBY CORP.

daily fee accruals is paid monthly. The daily fee accrual is computed by multiplying 1/365 by the annual rate and multiplying the product by the net asset value of the Fund as of the close of business on the previous day. LCM's fee was substantially similar. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $55,189 for providing certain administrative and accounting service at cost during the year ended December 31, 2003.

(5) The Fund has an arrangement with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. Purchases and sales of investment securities (excluding short-term investments, and futures) aggregated $3,650,403 and $4,854,012, respectively, for the year ended December 31, 2003. At December 31, 2003, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation                         $    1,833,834
Depreciation                                (81,424)
                                     --------------
Net appreciation on investments      $    1,752,410
                                     ==============

At December 31, 2003, the cost of investments for federal income tax purposes was $5,428,501.

(6) The Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain futures could have a potentially large impact on a Fund's performance. At December 31, 2003 the Fund had no open future contracts.

(7) There are 500,000,000 shares of $.01 par value common stock authorized. Of the 2,602,847 shares of common stock outstanding at December 31, 2003, Investor Service Center, Inc. ("ISC") owned 125,300 shares. Certain officers and directors of ISC are also officers and directors of the Fund and the Investment Manager.

FOXBY CORP.                             9

                              FINANCIAL HIGHLIGHTS

                                                    Year      Nine Months          Year         Year            Period
                                                   Ended        Ended              Ended        Ended           Ended
PER SHARE DATA                                    12/31/03     12/31/02           3/31/02      3/31/01          3/31/00*
                                                 ----------   -----------        ----------   ----------       ---------
Net asset value at beginning of period........   $     2.59   $      3.27        $     3.77   $    14.81       $    9.35
                                                 ----------   -----------        ----------   ----------       ---------
Income from investment operations:
   Net investment (loss)......................         (.10)        (0.04)            (0.08)       (0.09)          (0.05)
   Net realized and unrealized gain (loss) on
    investments...............................          .26         (0.64)            (0.16)      (10.45)/(c)/      5.51
                                                 ----------   -----------        ----------   ----------       ---------
Total from investment operations..............          .16         (0.68)            (0.24)      (10.54)           5.46
                                                 ----------   -----------        ----------   ----------       ---------
      Less distributions:
   Distributions to shareholders..............           --            --             (0.26)       (0.50)             --
                                                 ----------   -----------        ----------   ----------       ---------
Net asset value at end of period..............   $     2.75   $      2.59        $     3.27   $     3.77       $   14.81
                                                 ----------   -----------        ----------   ----------       ---------
TOTAL RETURN ON NET ASSET VALUE BASIS (a).....         6.18%       (20.80)%           (6.65)%     (73.46)%         58.40%
                                                 ==========   ===========        ==========   ==========       =========
TOTAL RETURN ON MARKET VALUE BASIS (a)........        15.94%       (31.00)%           (2.06)%     (71.89)%         24.38%
                                                 ==========   ===========        ==========   ==========       =========
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)...   $    7,151   $     6,731        $    8,503   $    9,735       $  39,105
                                                 ==========   ===========        ==========   ==========       =========
Ratio of expenses to average net assets.......         4.39%         4.70%/(b)/        3.17%        2.19%           1.78%/(b)/
                                                 ==========   ===========        ==========   ==========       =========
Ratio of net investment income (loss) to
 average net assets...........................        (3.91)%       (3.30)%/(b)/      (2.41)%      (0.93)%         (0.94)%/(b)/
                                                 ==========   ===========        ==========   ==========       =========
Portfolio turnover rate.......................        75.39%       267.87%            89.31%      550.56%         168.62%
                                                 ==========   ===========        ==========   ==========       =========

*    From commencement of operations on October 29, 1999.
(a) Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.
(b)  Annualized.
(c) Includes $0.06 of gains resulting from the buy back of treasury shares at a discount to net asset value.

                                       10                            FOXBY CORP.

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANT

To the Board of Directors and Shareholders of Foxby Corp.:

We have audited the accompanying statement of assets and liabilities of Foxby Corp. (formerly Internet Growth Fund, Inc.) (the "Fund"), including the schedule of investments as of December 31, 2003, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended, the nine months ended December 31, 2002 and the year ended March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended March 31, 2001 and the period ended March 31, 2000 were audited by other auditors whose report dated May 14, 2001 expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Foxby Corp. as of December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

                                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 22, 2004

FOXBY CORP.                            11

                          RESULTS OF THE ANNUAL MEETING

The Fund's Annual Meeting was held on September 12, 2003 at the offices of the Fund at 11 Hanover Square, New York, New York for the purpose of electing the following director to serve as follows with the votes received as set forth below:

Director          Class     Term     Expiring      Votes For      Votes Withheld
---------------   -----   -------    --------    -------------    --------------
George B. Langa     1     4 years      2007      2,360,936.598       126,171.190

Directors whose term of office continued after the meeting are David R. Stack, Peter K. Werner, and Thomas B. Winmill.

                         RESULTS OF THE SPECIAL MEETING

The Fund's Special Meeting of Shareholders adjourned to October 28, 2003:

1. To consider a proposal to modify the Fund's fundamental investment objective.

  Votes For     Votes Against   Abstentions
-------------   -------------   -----------
1,016,522.034     334,119.169    23,527.585

2. To consider a proposal to modify the Fund's fundamental investment restriction on industry concentration.

  Votes For     Votes Against   Abstentions
-------------   -------------   -----------
  997,970.034     342,635.169    33,563.585

3.  To consider proposals to modify:

    a. The Fund's fundamental investment restriction on investing in commodities.

  Votes For     Votes Against   Abstentions
-------------   -------------   -----------
  929,490.598     409,452.190    35,227.000

    b.  The Fund's fundamental investment restriction on loans.

  Votes For     Votes Against   Abstentions
-------------   -------------   -----------
  966,577.598     359,949.190    47,641.000

                                       12                            FOXBY CORP.

                           DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares. If the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the greater of that net asset value per share or 95% of that Market Price per share. If the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on any of these days, then the mean between the closing bid and asked quotations, for the shares on the Exchange on such day, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

--------------------------------------------------------------------------------

                                 PRIVACY POLICY

The Fund recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder's personal information to be private and confidential. This describes the practices followed by us to protect our shareholders' privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any nonaffiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to nonpublic personal information about you to those employees and service providers who need to know that information to provide products or services to you. With our service providers we maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove or add portions of this Privacy Policy at any time.

FOXBY CORP.                            13

                             DIRECTORS AND OFFICERS

DIRECTORS                               OFFICERS

THOMAS B. WINMILL, Esq.                 THOMAS B. WINMILL, Esq.
Chairman                                President
GEORGE B. LANGA/1/
DAVID R. STACK/1/                       MARION E. MORRIS
PETER K. WERNER/1/                      Senior Vice President

                                        WILLIAM G. VOHRER
                                        Treasurer

/1/Member, Audit Committee              MONICA PELAEZ, Esq.
                                        Vice President, Secretary

                                        HEIDI KEATING
                                        Vice President

Investment Manager                      Custodian
CEF Advisers, Inc.                      State Street Bank & Trust Co.
11 Hanover Square                       801 Pennsylvania Avenue
New York, NY 10005                      Kansas City, MO 64105

Independent Accountants                 Stock Transfer Agent and Registrar
Tait, Weller & Baker                    American Stock Transfer & Trust Co.
1818 Market St., Suite 2400             59 Maiden Lane
Philadelphia, PA 19103                  New York, NY 10038
                                        1-800-278-4353
Internet                                www.amstock.com
www.foxbycorp.com
email: info@foxbycorp.com

--------------------------------------------------------------------------------

                                  PROXY VOTING

The Fund's Proxy Voting Guidelines (the "Guidelines") are available without charge, by calling the Fund collect at 1-212-635-0671. The Guidelines are also posted on the Fund's website at http://www.foxbycorp.com and are available on the SEC's website at http://sec.gov.

     ----------------------------------------------------------------------
     This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future, purchase shares of its own shares. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.
     ----------------------------------------------------------------------

                                       14                            FOXBY CORP.

FOXBY CORP.
--------------------------------------------------------------------------------
11 Hanover Square
New York, NY 10005


Printed on recycled paper [LOGO]

FXX-AR-12/03

Item 2. Code of Ethics

(a) The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c)  Not applicable.

(d)  Not applicable.

(e)  Not applicable.

(f)  (1)  The Code is attached hereto as Exhibit 99.CODE ETH.

     (2) The text of the Code can be on the registrant's website, www.foxbycorp.com.

     (3) A copy of the Code may be obtained free of charge by calling collect 1-212-344-6310.

Item 3. Audit Committee Financial Expert

The Fund's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: George B. Langa, David R. Stack and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                  2003          2002

                    Audit Fees                  $ 11,000       $ 13,000
                    Audit-Related Fees                 0              0
                    Tax Fees                       2,500          3,750
                    All Other Fees                     0              0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors.

(e) (1) The registrant's audit committee has adopted a policy to consider for pre-approval any non-audit services proposed to be provided by the auditors to the Fund, and any non-audit services proposed to be provided by such auditors to the Fund's investment manager, if any, which have a direct impact on Fund operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

     (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $20,750 and $22,750, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a standing audit committee. The members of the audit committee are George B. Langa, David R. Stack and Peter K. Werner.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

                  Amended Proxy Voting Policies and Procedures

                                   Foxby Corp.
                            Global Income Fund, Inc.
                                Midas Fund, Inc.
                        Midas Special Equities Fund, Inc.
                                Tuxis Corporation

Foxby Corp., Global Income Fund, Inc., Midas Fund, Inc., Midas Special Equities Fund, Inc. and Tuxis Corporation (the "Funds") delegate the responsibility for voting proxies of portfolio companies held in each Fund's portfolio to Institutional Shareholder Services, Inc. ("ISS"). The Proxy Voting Guidelines of ISS are incorporated by reference herein as each Fund's proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the ADDENDUM -- NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supercede the Proxy Voting Guidelines of ISS in their entirety. In all cases, a Fund's proxies will be voted in the best interests of the Fund.

     With respect to a vote upon which a Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its investment adviser, distributor, or any affiliated person of the Fund's investment adviser or distributor, the Fund will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.





January 1, 2004





--------
1 For the open-end investment companies, Midas Fund, Inc. and Midas Special Equities Fund, Inc., the investment adviser is Midas Management Corporation and the distributor is Investor Service Center, Inc. For Foxby Corp. and Global Income Fund, Inc., the investment adviser is CEF Advisers, Inc. Tuxis Corporation is internally managed. The closed-end funds, Foxby Corp., Global Income Fund, Inc. and Tuxis Corporation, do not have a distributor.

2 Each Fund's Independent Directors are those directors who are not interested persons of the Fund, its investment adviser and distributor.

                                   ADDENDUM --
               NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address. As such, they cannot be "violated." In each case the vote will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

BOARD AND GOVERNANCE ISSUES

     o    Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

     o    Approval of Independent Auditors

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

     o    Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

     o    Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued. Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

     o    Classified or "Staggered" Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

     o    Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of simple majority. Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

     o    Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

     o    Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

     o    Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director's liability insurance, many states have passed laws limiting director liability for those acting in good faith. Shareholders, however, often must opt into such statutes. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

     o    Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

     o    Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board - that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation. Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

     o    Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock. However, we will typically not object to dual classes of stock.

     o    Limit Directors' Tenure

In general, corporate directors may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

     o    Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation. The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

EXECUTIVE COMPENSATION

     o    Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

     o    Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

     o    Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

     o    Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

     o    Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership. However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

     o    Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder's best interests.

     o    Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast. This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

     o    Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations. In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

     o    Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices. In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

MERGERS AND ACQUISITIONS

     o    Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit of each issue, we will consider the terms of each proposal. This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

     o    Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote. In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

     o    Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

     o    Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state's anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

     o    Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders. To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management's position. We may also elect to abstain or not vote on any given matter.


January 1, 2004

                      ISS Proxy Voting Guidelines Summary

Following is a concise summary of ISS's proxy voting policy guidelines.

1.   Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o Tenure of the audit firm
o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
o Length of the rotation period advocated in the proposal
o Significant audit-related issues

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent
o Directors who sit on more than six boards
o Compensation Committee members if there is a disconnect between the CEO's pay and performance

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.   Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote against proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.   Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.   Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

9.   Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

o The plan expressly permits repricing without shareholder approval for listed companies; or
o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

o Purchase price is at least 85 percent of fair market value
o Offering period is 27 months or less, and
o Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

o Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards
o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

Item 8. Reserved

Item 9. Controls and Procedures

(a)(i) The Principal Executive Officer and Principal Financial Officer have concluded that Foxby Corp.'s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) provide reasonable assurances that material information relating to Foxby Corp. is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no significant changes in Foxby Corp. internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 10. Exhibits

(a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.
(b) Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940(17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Foxby Corp.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Foxby Corp.

                                By:   /s/ William G. Vohrer
                                   ---------------------------------------------
                                      William G. Vohrer, Treasurer

                                Date: March 10, 2004